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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-66450, 33-93938 and No. 333-09169) pertaining to the 1992 Stock
Option Plan of Shaman Pharmaceuticals, Inc. of our report dated January 20, 1997, with respect to the financial statements of Shaman Pharmaceuticals, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

                                                               ERNST & YOUNG LLP
Palo Alto, California
March 11, 1997

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